EXHIBIT 10

  Form of Pledge Agreement and Promissory Note dated as of March 8, 1996 between Registrant and certain Named Executive
                          Officers.


   Each of Michael W. Hunkapiller and Michael J. McPartland, Named Executive Officers of the Registrant, entered into a Pledge Agreement and Promissory Note dated as of March 8, 1996 in the form attached hereto. These Agreements are identical as to each such Named Executive Officer, except for principal amount, number of shares pledged, and home address. The principal amount and number of shares pledged by each such Named Executive Officer are: $83,976.70 and 1,812 shares, respectively, in the case of Mr. Hunkapiller; and $80,511.75 and 1,738 shares, respectively, in the case of Mr. McPartland.

                      PLEDGE AGREEMENT



      PLEDGE  AGREEMENT  made as  of  March  8,  1996  by  [
],  having an address at [             ] (the "Pledgor"), in
favor of The Perkin-Elmer Corporation, a New York corporation having its principal office at 761 Main Avenue, Norwalk, Connecticut (the "Pledgee").

      WHEREAS,  the Pledgor is the sole owner  of  [       ]
shares (the "Pledged Stock") of Common Stock, par value $1.00 per share, of the Pledgee, which shares are registered in the Pledgor's name on the stock transfer records of the Pledgee; and

      WHEREAS, the Pledgee has advanced to the Pledgor funds
in  the  amount of $[         ], and the obligation  of  the
Pledgor to repay the Pledgee such amount, including interest thereon (together with all of the Pledgor's obligations to the Pledgee under this Agreement, the "Obligations"), is evidenced by the Pledgor's promissory note dated the date hereof in the form of Exhibit A hereto; and

       WHEREAS,  the  Pledgor  has  agreed  to  secure   the
Obligations by pledging the Pledged Stock to the Pledgee.

     IT IS THEREFORE AGREED:

      1. In consideration of the foregoing and to secure payment and performance of the Obligations, the Pledgor hereby assigns and pledges to the Pledgee, and grants to the Pledgee a security interest in, all of the Pledgor's right, title, and interest in and to (i) the Pledged Stock, (ii) all dividends and other distributions on or with respect to the Pledged Stock (whether or not in cash), (iii) all rights of the Pledgor with respect to the Pledged Stock, and (iv) all proceeds of the sale or other disposition of the Pledged Stock (collectively, the "Collateral"). The Pledgor has delivered to the Pledgee the Certificate for the Pledged Stock, to hold the same until all of the Obligations shall be paid in full. Concurrently herewith, the Pledgor shall deliver to the Pledgee a fully executed stock power in blank in respect of the Pledged Stock.

      2. So long as the Pledgor is not in default in the payment or performance of any of the Obligations, any cash dividends or cash distributions on the Pledged Stock shall be paid to the Pledgor, and the Pledgor shall have the right to vote the Pledged Stock. In the event of any such default and whether or not the Pledgee at such time enforces its rights to dispose of the Pledged Stock pursuant to paragraph 5 hereof, any such cash dividends or cash distributions shall be paid to the Pledgee, and the Pledgee at its option may apply any such cash dividends or cash distributions to the Obligations and, in addition, the Pledgee may,  to  the extent  permitted  by  applicable law, exercise
all  voting   rights with respect to the Pledged Stock.

      3. The Pledgor represents and warrants that it is the sole beneficial and record owner of all of the Pledged Stock, free and clear of all liens, encumbrances, charges, claims, and beneficial interests in favor of any party. The Pledgor agrees that it shall not enter into any agreement to sell, transfer, encumber, or otherwise dispose of any of the Pledged Stock without the prior written consent of the Pledgee.

      4. In case, upon the bankruptcy or liquidation of the assets (in whole or in part) of the Pledgor, any sum shall be paid upon or with respect to any of the Pledged Stock, such sum shall be paid over to the Pledgee, to be held by the Pledgee as collateral security for the Obligations. In case any dividend shall be declared on any of the Pledged Stock in stock, obligations, scrip, or other property, or any shares of stock or fractions thereof shall be issued pursuant to any stock split or similar event involving any of the Pledged Stock, or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital stock of the Pledgee or any merger, consolidation or other reorganization involving the Pledgee, the shares, obligations, scrip, or other property so issued and/or distributed shall forthwith be delivered to the Pledgee (accompanied by proper instruments of assignment and/or stock powers duly executed by the Pledgor in accordance with the Pledgee's instruction) to be held by the Pledgee as collateral security for the Obligations.

      5. In the event of any default by the Pledgor in the payment or performance of any of the Obligations, the Pledgee may, upon five (5) business days' prior written notice to the Pledgor (by overnight express or certified mail to his above-mentioned address), declare all of the Obligations to be immediately due and payable and, without liability for any diminution in price or value, sell any or all of the Pledged Stock at a public or private sale pursuant to the Uniform Commercial Code as adopted in any applicable jurisdiction and any other applicable law. At any such sale, the Pledgee may, unless prohibited by applicable law, purchase any of the Pledged Stock. The proceeds of any such sale shall be applied by the Pledgee first to any expenses relating to such sale and the enforcement of this Pledge Agreement, including reasonable attorneys' fees and expenses, and thereafter to the full repayment of the Obligations. Any surplus from such proceeds shall be remitted by the Pledgee to the Pledgor, and the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of any such sale and the amount of the Obligations and all such expenses.

      6. The Pledgor agrees that, at any time and from time to time and at the expense of the Pledgor, the Pledgor will promptly execute and deliver any and all further instruments and documents and take any and all further action that may be necessary or desirable or that the Pledgee may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to protect and enforce its rights and remedies hereunder with respect to the Pledged Stock.

      7. The Pledgor hereby appoints the Pledgee as the Pledgor's proxy and attorney-in-fact (which appointment is irrevocable and coupled with an interest), with full power of substitution, and with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence of a default hereunder or in the payment or performance of any of the Obligations, in the Pledgee's discretion, to take any action and to execute any document or instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to exercise all voting rights with respect to the Pledged Stock, to receive, endorse, and collect all instruments made payable to the Pledgor representing any dividend or other distribution or issuance in respect of the Pledged Stock or any part thereof and to give full discharge for the same.

      8. No failure or delay on the part of the Pledgee in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same is in writing and executed by the parties hereto. The rights, powers, and remedies provided herein in favor of the Pledgee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Pledgee existing at law or in equity, including, without limitation, all of the rights and remedies available to a secured party under the provisions of the Uniform Commercial Code as adopted in any appropriate jurisdiction.

     9. This Pledge Agreement shall terminate upon the date upon which all Obligations shall have been paid in full, and the Pledgee shall duly assign, transfer, and deliver (without recourse and without any representation or warranty) such of the Collateral as shall at the time be in the possession of the Pledgee, together with any moneys at the time held by the Pledgee hereunder.

      10. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

      11. The Pledgor hereby agrees to pay all costs and expenses (including reasonable attorneys' fees and expenses) of the Pledgee in enforcing its rights under this Pledge Agreement and otherwise with respect to the collection and enforcement of the Obligations.

      12. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of New
York.

      IN WITNESS WHEREOF, the Pledgor and the Pledgee have executed and delivered this Pledge Agreement as of the date first written above.

                         The Pledgor:




                         The Pledgee:

                         THE PERKIN-ELMER CORPORATION


                         By

                                                        EXHIBIT A

                         PROMISSORY NOTE


$[          ]                              March  [    ], 1996



    FOR VALUE RECEIVED, the undersigned, [              ], having
an  address at [                         ] (the "Maker"),  hereby
promises to pay to the order of The Perkin-Elmer Corporation, a New York corporation having its principal office at 761 Main Avenue, Norwalk, Connecticut ("Perkin-Elmer"), in lawful money of
the  United  States, the principal sum of  [               ]  ($[
]), together with interest thereon or on the amount thereof outstanding from time to time at the federal short-term rate required by Section 7872 of the Internal Revenue Code and the regulations thereunder, compounded semiannually. The holder of this Note shall periodically provide the Maker with a statement of accrued interest which shall be presumed correct. The principal and accrued interest on this Note shall be due and payable on March [ ], 1999 at the offices of Perkin-Elmer, or at such other office as the holder shall advise the Maker in writing.

     This Note may be prepaid in whole or in part by the Maker at any time; provided, however, that any such prepayments shall be accompanied by payment of all accrued interest hereunder on the amount prepaid to the date of such prepayment.

     This Note is secured by that certain Pledge Agreement (the "Pledge Agreement") dated as of the date hereof made by the Maker in favor of Perkin-Elmer, with respect to the Pledged Stock (as defined therein), and is subject to all of the terms and provisions thereof, which are incorporated herein by reference.

     Upon the occurrence of (i) a default under or breach of the Pledge Agreement, (ii) a default in the payment of principal or interest on this Note when due hereunder, (iii) the termination of Maker's employment by Perkin-Elmer for any reason, including, without limitation, involuntary discharge, voluntary termination, death, or disability, or (iv) the insolvency of, assignment for the benefit or creditors by, or the commencement of any proceedings under any bankruptcy or insolvency law by or against, the Maker, the unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, shall forthwith become due and payable by the Maker without any further notice or act by the holder.

     The Maker agrees that Perkin-Elmer, so long as it is the holder of this Note, may reduce by way of setoff all money payable to the Maker, other than annual base salary, which is due from Perkin-Elmer until this Note, including interest, is repaid in full.

     The Maker waives demand, presentment for payment, notice of dishonor, protest and notice of protest; waives any and all lack of diligence or delays in the collection or enforcement hereof; and consents that the time of payment may be extended or this note may be renewed without notice, and without releasing the undersigned.

     In the event that any action be instituted on this Note, or any action or proceeding (including any foreclosure proceeding) is taken with respect to a default hereunder, the prevailing party in any such action or proceeding shall be paid by the other party all expenses in connection therewith, including reasonable attorneys' fees and expenses.

    No course of dealing between the Maker and the holder of this Note and no delay on the part of the holder of this Note in exercising any rights shall operate as a waiver of any rights of such holder; nor shall any such delay, unless agreed to in writing by the Maker and the holder of this Note, constitute a forbearance. No covenant or other provision of this Note, nor any default hereunder, may be waived otherwise than by a written instrument signed by the party so waiving such covenant or other provision or default; provided, however, that no such waiver shall extend to or impair any obligation not expressly waived, or impair any right consequent thereon. Any waiver may be given subject to satisfaction of conditions stated therein.

      The   Maker  hereby  waives  all  rights  of  set-off   and
counterclaim with respect to this Note including rights of set-off and counterclaim with respect to this Note which may arise from claims heretofore unknown to the Maker.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, this Note has been duly executed by the Maker as of the date first written above.



                                   [              ]


WITNESS:

                         PROMISSORY NOTE


$[          ]                                  March  8, 1996



    FOR VALUE RECEIVED, the undersigned, [              ], having
an  address at [                         ] (the "Maker"),  hereby
promises to pay to the order of The Perkin-Elmer Corporation, a New York corporation having its principal office at 761 Main Avenue, Norwalk, Connecticut ("Perkin-Elmer"), in lawful money of
the  United  States, the principal sum of  [               ]  ($[
]), together with interest thereon or on the amount thereof outstanding from time to time at the federal short-term rate required by Section 7872 of the Internal Revenue Code and the regulations thereunder, compounded semiannually. The holder of this Note shall periodically provide the Maker with a statement of accrued interest which shall be presumed correct. The principal and accrued interest on this Note shall be due and payable on March 8, 1999 at the offices of Perkin-Elmer, or at such other office as the holder shall advise the Maker in writing.

     This Note may be prepaid in whole or in part by the Maker at any time; provided, however, that any such prepayments shall be accompanied by payment of all accrued interest hereunder on the amount prepaid to the date of such prepayment.

     This Note is secured by that certain Pledge Agreement (the "Pledge Agreement") dated as of the date hereof made by the Maker in favor of Perkin-Elmer, with respect to the Pledged Stock (as defined therein), and is subject to all of the terms and provisions thereof, which are incorporated herein by reference.

     Upon the occurrence of (i) a default under or breach of the Pledge Agreement, (ii) a default in the payment of principal or interest on this Note when due hereunder, (iii) the termination of Maker's employment by Perkin-Elmer for any reason, including, without limitation, involuntary discharge, voluntary termination, death, or disability, or (iv) the insolvency of, assignment for the benefit or creditors by, or the commencement of any proceedings under any bankruptcy or insolvency law by or against, the Maker, the unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, shall forthwith become due and payable by the Maker without any further notice or act by the holder.

     The Maker agrees that Perkin-Elmer, so long as it is the holder of this Note, may reduce by way of setoff all money payable to the Maker, other than annual base salary, which is due from Perkin-Elmer until this Note, including interest, is repaid in full.

     The Maker waives demand, presentment for payment, notice of dishonor, protest and notice of protest; waives any and all lack of diligence or delays in the collection or enforcement hereof; and consents that the time of payment may be extended or this note may be renewed without notice, and without releasing the undersigned.

     In the event that any action be instituted on this Note, or any action or proceeding (including any foreclosure proceeding) is taken with respect to a default hereunder, the prevailing party in any such action or proceeding shall be paid by the other party all expenses in connection therewith, including reasonable attorneys' fees and expenses.

    No course of dealing between the Maker and the holder of this Note and no delay on the part of the holder of this Note in exercising any rights shall operate as a waiver of any rights of such holder; nor shall any such delay, unless agreed to in writing by the Maker and the holder of this Note, constitute a forbearance. No covenant or other provision of this Note, nor any default hereunder, may be waived otherwise than by a written instrument signed by the party so waiving such covenant or other provision or default; provided, however, that no such waiver shall extend to or impair any obligation not expressly waived, or impair any right consequent thereon. Any waiver may be given subject to satisfaction of conditions stated therein.

      The   Maker  hereby  waives  all  rights  of  set-off   and
counterclaim with respect to this Note including rights of set-off and counterclaim with respect to this Note which may arise from claims heretofore unknown to the Maker.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, this Note has been duly executed by the Maker as of the date first written above.



                                   [              ]


WITNESS:

                                -2-